UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 28, 2019

CARVER BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13007	13-3904174
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 West 125th Street, New York, NY	10027-4512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 230-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CARV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On August 28, 2019, Carver Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on August 28, 2019, following receipt of supervisory non-objection by the Office of the Comptroller of the Currency, Jillian E. Joseph was appointed to the Boards of Directors of the Company and Carver Federal Savings Bank (the “Bank”). This Form 8-K/A amends the Original Form 8-K to clarify that while Ms. Joseph is a voting Board member of the Bank, she will remain an advisory Board member of the Company in a non-voting capacity until the Company receives a non-objection relating to her appointment from the Board of Governors of the Federal Reserve System.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On August 28, 2019, the Boards of Directors of the Company and the Bank, following receipt of supervisory non-objection by the Office of the Comptroller of the Currency, appointed Jillian E. Joseph to the Boards of Directors of the Company and the Bank. Ms. Joseph will remain an advisory Board member of the Company in a non-voting capacity until the Company receives a non-objection relating to her appointment from the Board of Governors of the Federal Reserve System.

Jillian E. Joseph is Managing Director and Associate General Counsel at Nuveen, a TIAA Company, where she supports domestic real estate business across the transaction spectrum, including mortgage financings, property acquisitions and dispositions, joint ventures and asset management. Prior to Nuveen, Ms. Joseph was Executive Counsel for GE Capital’s Real Estate Business, responsible for North East, South East & Mid-Atlantic debt origination, asset management, debt fund, and real estate owned programs.

Ms. Joseph is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CARVER BANCORP, INC.
DATE: October 22, 2019	By:	/s/ Michael T. Pugh
Michael T. Pugh
President and Chief Executive Officer